THE STRONG
  U.S. TREASURY MONEY AND
ADVANTAGE FUNDS

                      ANNUAL REPORT - DECEMBER 31, 1995


                            [PHOTO OF 3 CHILDREN]



                     THE STRONG U.S. TREASURY MONEY FUND
                          THE STRONG ADVANTAGE FUND

                             [STRONG FUNDS LOGO]

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

                                      1
                                 Have a plan.

Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

                                      2
                     Start investing as soon as possible.

Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

                                      3
                          Diversify your portfolio.

By investing in different asset classes -- stocks, bonds, and cash -- you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

                                      4
                              Invest regularly.

Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

                                      5
                      Maintain a long-term perspective.

For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret -- and of principal loss.

                                      6
            Consider stocks to help achieve major long-term goals.

Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

                                      7
             Keep a comfortable amount of cash in your portfolio.

To meet current needs, including emergencies, use a money market fund or a bank account -- not your long-term investment assets.

                                      8
                           Know what you're buying.

Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information... make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG U.S. TREASURY MONEY and ADVANTAGE FUNDS


ANNUAL REPORT - DECEMBER 31, 1995


                              Table of Contents


INVESTMENT REVIEWS
  The Strong U.S. Treasury Money Fund ...................................... 2
  The Strong Advantage Fund................................................. 4
FINANCIAL INFORMATION
  Schedules of Investments in Securities
    The Strong U.S. Treasury Money Fund..................................... 6
    The Strong Advantage Fund .............................................. 6
  Statements of Operations .................................................10
  Statements of Assets and Liabilities......................................11
  Statements of Changes in Net Assets.......................................11
  Notes to Financial Statements.............................................12
FINANCIAL HIGHLIGHTS........................................................15
REPORT OF INDEPENDENT ACCOUNTANTS...........................................16

FEDERAL RESERVE

INTEREST RATES


[PHOTO]


THE STRONG U.S TREASURY MONEY FUND

The Strong U.S. Treasury Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests only in securities issued directly by the U.S. government.

SHORT RATES TREND DOWN IN 1995
1995 was a year of changing expectations for the bond market. As the year began, investors were cautious, anticipating continued economic strength and higher inflation. In fact, the Federal Reserve actually raised the federal funds rate (the rate it charges banks for overnight loans) from 5.50% to 6.00% in February in an effort to cool what it perceived as too-rapid economic growth and the threat of inflation. But soon after this tightening, evidence of a significant slowdown in economic activity began to emerge. While the U.S. economy grew at a fairly strong pace in the first quarter of 1995, data from April and May suggested that the second quarter's growth rate would be low or possibly negative, and that inflationary pressures were not being generated.

The abrupt slowdown surprised financial markets and compelled the Fed to cut the federal funds rate back to 5.75% in early July. Additional signs of economic lethargy appeared in the fourth quarter, and the Fed again reduced the rate in December to 5.50%. Short-term rates (as measured by 3-month Treasury Bills) also fell from a high of 6% in January to a low of about 5% in December. However, as the chart on the next page shows, the path was not a smooth one, reflecting a fair amount of uncertainty as investors attempted to divine the economy's future growth track.

FUND STRATEGY: GO LONG
Following the Federal Reserve's February rate hike, we believed that short-term rates had reached their peak, at least for the near term. Accordingly, we gradually lengthened the Fund's average maturity target to a fairly bullish 60-70 days in anticipation of a possible interest-rate cut by the Fed (a 40- to 45-day maturity is considered neutral). Extending the Fund's maturity helped us lock in higher yields for a longer period of time-and gave the Fund the potential to maintain an attractive level of income in case short-term interest rates began to fall.

At the end of December, the Fund's average maturity was 84 days.


WE EXPECT RATES TO DRIFT LOWER
Our current economic view remains positive. With the economy on a modest growth track and inflation apparently stifled, we look for short-term interest rates to gradually drift lower, impelled by additional rate cuts by the Federal Reserve.


                                YIELD SUMMARY*
                               THROUGH 12/29/95

                             7-DAY CURRENT YIELD
                                    4.92%

                            7-DAY EFFECTIVE YIELD
                                    5.04%

                               AVERAGE MATURITY
                                   84 DAYS

Variables that may alter this outlook include a disappointment on the budget front. Right now, the market appears to expect a meaningful budget agreement, an expectation partially reflected in current prices. Should progress not be achieved on the budget, or should the market get an agreement that it feels is lackluster, we could see a temporary bump up in yields.

Factors that may help improve the U.S. economy in 1996 might come from abroad. Germany reduced its interest rates late in 1995, allowing other European nations to follow suit. If less restrictive monetary policies enable the economies of Europe to break out of their current stagnation, the result could be more investment and trade with the U.S. and better prospects for the American economy.

Investors should note that continued slow economic growth in the U.S. won't be smooth and steady, but is more likely to be a bit bumpy, with indications of a strong turnaround one quarter and signs of recession the next (1995 was a good example of such a "choppy" environment). Taken as a whole, however, we expect modest growth coupled with modest inflation-a favorable combination for income investors.

As always, we thank you for your confidence and remain committed to meeting your investment needs in the future.

Cordially,


/s/ Jay Mueller
    --------------
    Jay N. Mueller
    Portfolio Manager

[PHOTO OF JAY N. MUELLER]


Short-term rates took a bumpy path down in 1995
--------------------------------------------------------------------------------

                    3-month T-Bill yields through December

                          12/94            5.69
                           1/95            6.00
                           2/95            5.94
                           3/95            5.87
                           4/95            5.87
                           5/95            5.80
                           6/95            5.57
                           7/95            5.58
                           8/95            5.45
                           9/95            5.41
                          10/95            5.50
                          11/95            5.49
                          12/95            5.08

                                                               Source: Bloomberg
--------------------------------------------------------------------------------


*Yields are annualized for the 7-day period ended December 29, 1995. Effective yield reflects the compounding of income. As of December 29, 1995, the advisor temporarily waived fees of .40% and absorbed expenses of .21%. Otherwise, the Fund's current and effective yields would have been 4.31% and 4.43%, respectively. An investment in the Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its stable net asset value of $1.00 per share. Yields are historical and do not represent future yields, which will fluctuate.

                          The Strong  ADVANTAGE Fund

                                AS OF 12/29/95

                           ANNUALIZED 30-DAY YIELD
                                    6.54%

                         AVERAGE EFFECTIVE MATURITY(1)
                                  0.95 YEARS

                            AVERAGE QUALITY RATING
                                      A

The Strong Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective portfolio maturity will normally be one year or less.

STRONG PERFORMANCE IN 1995
The Strong Advantage Fund turned in a solid performance in 1995, providing attractive returns versus both money market funds and the majority of its ultra-short competition. For the year ended December 31, 1995, the Fund's total return was 7.51%, which compares favorably with the 5.36% total return achieved by the average money market fund, as tracked by the Lipper Money Market Fund Index. (Unlike a money fund, the Advantage Fund's share price will vary).(2) Compared to its ultra-short Lipper category, the Fund placed in the top 35% for the year based on total return, and it remains top rated for longer periods.

                             Strong Advantage Fund
                                Lipper Rankings

         Based on total return through the period ending 12/31/95(3)

                            RANK AMONG ULTRA-
TIME PERIOD               SHORT OBLIGATION FUNDS            PERCENTAGE
  1-year                       #9 of 26                       Top 35%
  3-year                       #1 of 11                       Top fund
  5-year                       #1 of 9                        Top fund
Since inception                #1 of 6                        Top fund
(on 11/25/88)


BONDS ROAR BACK IN 1995
Fueled by falling long-term rates and spurred by strong corporate profits, corporate bond prices rallied strongly in 1995. Few investors anticipated such a rally as the year began, amid continued strength in the economy and fears of re-emerging inflation. In fact, the Federal Reserve actually raised the federal funds rate in February. However, unexpectedly weak economic numbers, particularly in April and May, indicated that the economy was slowing rather than accelerating. With the threat of inflation essentially removed, bond prices staged a powerful rally. This rally continued nearly unabated through the end of the year, augmented by the Federal Reserve's rate cuts in July and December.

While longer-maturity bonds made the biggest price gains in 1995, bonds with ultra-short maturities also appreciated, and helped the Fund post its 7.51% total return.

FUND STRATEGY: STAY THE COURSE
Income generation remained a priority in 1995. As part of this strategy, we increased our holdings in callable bonds with high coupons. This was due to our expectation for lower long-term rates. When rates fall, bond issuers typically call their higher-yielding bonds so they can reissue the bonds with a lower coupon and thereby reduce their debt burden. (Basically, this is the same strategy homeowners use when they refinance their mortgages.) The reduction in rates in 1995 prompted callable bonds to trade according to their upcoming call date rather than their maturity date-giving us the opportunity to purchase higher-yielding long bonds and still maintain an ultra-short effective maturity.

In addition, we continued to use careful issue selection to pursue attractive returns and reduce potential risk. Through our intensive research efforts, we sought to uncover bonds that we believed were about to experience a credit upgrade, which usually results in a meaningful increase in price. We also reduced our holdings in "asset-backed" securities-those issues backed with consumer loans such as home equity loans-in light of slowing job and wage growth.

The Fund remains primarily invested in investment-grade corporate and mortgage bonds.

                               Asset Allocation
                                as of 12/31/95

                                 [PIE CHART]

U.S. GOVERNMENT                            CORPORATE BONDS
AGENCY ISSUES 5.9%                          62.9%

SHORT-TERM                                 NON-AGENCY MORTGAGE-
INVESTMENTS 3.6%                           BACKED SECURITIES 27.6%


The Fund's asset allocation is presented as a percentage of net assets and does not reflect any futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

WE HOPE FOR MORE OF THE SAME
Our outlook for the bond market is positive. With the economy continuing in a slow growth mode and inflation still subdued, there seems little chance at this point that the Fed will raise the federal funds rate or that interest rates in general will move higher.

In fact, we think it's likely the Federal Reserve will continue to lower interest rates in an effort to stimulate somewhat stronger economic growth. If so, money fund yields would likely move down before ultra-short rates, and to a greater degree, allowing our shareholders to reap a more sizable yield advantage over money market funds.

While we're comfortable with the Fund's current average credit quality, we might increase the portfolio's average quality if the economy were to weaken significantly. However, our research suggests that a downturn in the economy would likely be short and shallow, and readily correctable by Federal Reserve action.

Regardless, the short-term nature of this Fund makes it less susceptible to rate moves and economic trends than longer-term investments. At the short end of the market, it's active management and careful research that produce superior results. We believe our investment performance illustrates that we've been adept at both.

Thank you for your investment in the Strong Advantage Fund. We appreciate your continued confidence in our investment approach.


Sincerely,

JEFFREY A. KOCH

Jeffrey A. Koch
Portfolio Manager


[Photo] of Jeffrey A. Koch

Growth of an Assumed $10,000 Investment
from 11/25/88 to 12/31/95

The Strong Advantage Fund
11/88                     10000
12/88                     10103
 6/89                     10715
12/89                     11052
 6/90                     11418
12/90                     11784
 6/91                     12319
12/91                     13036
 6/92                     13632
12/92                     14135
 6/93                     14743
12/93                     15250
 6/94                     15417
12/94                     15793
 6/95                     16391
12/95                     16978

1-yr Treasury Bill
11/88                     10000
12/88                     10039
 6/89                     10585
12/89                     11050
 6/90                     11476
12/90                     12036
 6/91                     12489
12/91                     13088
 6/92                     13396
12/92                     13720
 6/93                     13997
12/93                     14245
 6/94                     14355
12/94                     14621
 6/95                     15312
12/95                     15804

  Average Annual
  Total Returns
 through 12/31/95


      1-year
      7.51%

      3-year
      6.30%

      5-year
      7.58%

 Since inception
  (on 11/25/88)
      7.74%


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index ("1-Year Treasury Bill"). To equalize the time periods, the index's performance was prorated for the month of November, 1988. Results include the reinvestment of all dividends and capital gains. The Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index is an unmanaged index generally representative of the performance of a Treasury security with approximately one year to maturity. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

(1) The Fund's average effective maturity includes the effect of futures and options contracts, and anticipated calls.
(2) The Lipper Money Market Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective.
(3) The since inception ranking is based on performance from 11/25/88 to 12/31/95 for Ultra-Short Obligation Funds tracked by Lipper. Rankings are historical and do not represent future results. From time to time, the Fund's advisor has waived its management fee, which has resulted in higher returns.

SCHEDULES OF INVESTMENTS IN SECURITIES                   December 31, 1995
STRONG U.S. TREASURY MONEY FUND

                                       PRINCIPAL         YIELD TO         MATURITY        AMORTIZED
                                        AMOUNT           MATURITY         DATE (e)        COST (d)
Security                             (In Thousands)                                     (In Thousands)
-------------------------------------------------------------------------------------------------------

United States Treasury Bills 100.4%      $    25           5.25%          01/04/96        $    25
                                           6,878           5.30           01/11/96          6,869
                                             885           5.29           02/08/96            880
                                             215           5.30           02/29/96            213
                                          11,680           5.32           03/07/96         11,568
                                          11,325           5.34           03/14/96         11,204
                                             855           4.95           03/28/96            845
                                           6,130           5.19           05/02/96          6,023
                                           1,240           5.18           05/09/96          1,217
                                             525           5.11           05/23/96            515
                                           3,585           4.99           07/25/96          3,483
                                                                                          -------
TOTAL INVESTMENTS IN SECURITIES 100.4%                                                     42,842
Other Assets and Liabilities, Net (0.4%)                                                    (182)
                                                                                          -------
NET ASSETS 100.0%                                                                         $42,660
                                                                                          =======

Strong Advantage Fund

                                                                                SHARES OR         VALUE
                                                                                PRINCIPAL        (NOTE 2)
                                                                                  AMOUNT      (In Thousands)
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS  62.6%
AB Spintab Subordinated Floating Rate Notes,
    6.9375%, Due 10/29/49 (Acquired 10/10/95;
    Cost $5,000)(b)                                                               $ 5,000        $ 4,960
American Reinsurance Corporation Senior
    Subordinated Debentures, 10.875%, Due 9/15/04                                     415            465
American Standard, Inc. Senior Debentures,
    11.375%, Due 5/15/04                                                           15,980         17,818
Arkla, Inc. Notes, 9.875%, Due 4/15/97                                              3,000          3,147
Bank of Boston Corporation Subordinated
    Floating Rate Notes, 6.00%, Due 2/28/01                                        22,700         22,500
Bankers Life Holding Corporation Senior
    Subordinated Notes, Series B, 13.00%,
    Due 11/01/02                                                                    8,789         10,019
Cablevision Industries Corporation Senior Notes,
    10.75%, Due 1/30/02                                                            18,205         19,934
Caesars World, Inc.  Senior Subordinated
    Debentures, 8.875%, Due 8/15/02                                                 1,700          1,815
Chase Manhattan Corporation Floating Rate Notes,
    5.9375%, Due 12/30/09                                                          30,270         28,870
Citicorp Floating Rate Notes, 6.50%, Due 5/01/04                                   20,896         21,118
Coltec Industries, Inc. Debentures, 11.25%,
    Due 12/01/15                                                                    1,315          1,396
Continental Cablevision, Inc. Floating Rate Notes,
    8.9375%, Due 11/01/04                                                           8,000          8,000
Continental Homes Holding Corporation Senior
    Notes, 12.00%, Due 8/01/99                                                        630            684
Exide Corporation Floating Rate Revolving
    Bank Loan:
    8.375%, Due 9/30/99 (Acquired 6/27/95;
    Cost $340) (b)                                                                    340            338
    8.375%, Due 9/30/99 (Acquired 6/27/95;
    Cost $113) (b)                                                                    113            113
    8.75%, Due 9/30/99 (Acquired 12/1/95-12/26/95;
    Cost $386)(b)                                                                     386            384
First Bank System, Inc. Floating Rate Subordinated
    Notes, 6.0625%, Due 11/30/10 (Putable at 100 on
    11/30/00)                                                                       2,000          1,998
Fleming Companies, Inc. Senior Floating Rate Notes,
    8.125%, Due 12/15/01                                                            8,500          7,315
Ford Motor Credit Debt Unit with Premium Call
    (Structured Enhanced Return Trusts 1995, Series
    R-20), 9.75%, Due 2/03/98 (Acquired 2/08/95;
    Cost $4,998)(b)                                                               $ 5,000        $ 5,300
Harrahs Operating, Inc. Guaranteed Senior
    Subordinated Notes, 10.875%, Due 4/15/02                                       30,835         33,302
Health & Retirement Properties Trust Senior
    Floating Rate Notes, Series B, 6.6575%,
    Due 7/13/99                                                                    30,000         29,997
Hook-SupeRx, Inc. Senior Notes, 10.125%,
    Due 6/01/02                                                                    10,920         11,961
Lenfest Communications, Inc. Senior Notes, 8.375%,
    Due 11/01/05                                                                   10,000         10,050
MGM Grand Hotel Finance Corporation First
Mortgage Notes:
    11.75%, Due 5/01/99                                                            20,750         22,047
    12.00%, Due 5/01/02                                                            10,830         11,872
Magma Copper Company Senior Subordinated Notes:
    11.50%, Due 1/15/02                                                            14,841         15,843
    12.00%, Due 12/15/01                                                           16,505         18,382
Marine Midland Banks, Inc. Floating Rate
    Subordinated Notes:
    5.875%, Due 12/31/09                                                           21,460         20,575
    5.9375%, Due 12/20/00                                                          12,500         12,372
McDermott International, Inc. Senior Notes, 12.875%,
    Due 7/15/02                                                                    10,300         11,716
NBD Bancorp, Inc. Subordinated Floating Rate
    Notes, 5.8125%, Due 12/18/05                                                   23,505         23,222
National Westminster Bank Floating Rate Notes:
    6.00%, Due 11/29/49                                                            10,000          8,350
    6.7375%, Due 9/29/49                                                            5,000          4,913
New American Capital, Inc. Floating Rate Notes,
    Series C, 7.3125%, Due 4/12/00 (Acquired 3/16/95;
    Cost $10,000)(b)                                                               10,000         10,000
Newscorp Overseas Limited Floating Rate Debt Unit
    with Swap Agreement (Structured Enhanced
    Return Trusts 1995 Series R-27), 6.534%,
    Due 6/30/99 (Acquired 6/12/95; Cost $27,120)(b)                                28,250         26,767
Okobank Subordinated Step-Up Perpetual Floating
    Rate Notes, 7.3875%, Due 10/29/49                                              10,000         10,160


                                        See notes to financial statements.

                                                                              Shares or        Value
                                                                              Principal       (Note 2)
                                                                               Amount     (In Thousands)
--------------------------------------------------------------------------------------------------------
Oryx Energy Company Notes:
    9.50%, Due 11/01/99                                                         $5,000        $5,456
    10.00%, Due 6/15/99                                                          5,750         6,306
Purity Supreme, Inc. Senior Secured Notes, Series B,
    11.75%, Due 8/01/99                                                          8,625         9,552
Riverwood International Corporation Senior Notes,
    10.75%, Due 6/15/00                                                          3,150         3,367
Rogers Communications, Inc. Floating Rate Debt
    Unit with Premium Call (Medium Term Structured
    Enhanced Return Trusts 1995, Series R-25),
    9.0297%, Due 6/21/98 (Acquired 5/15/95;
    Cost $12,000)(b)                                                            12,000        12,000
Royal Caribbean Cruises, Ltd. Senior Subordinated
    Notes, 11.375%, Due 5/15/02                                                  7,000         7,700
SCI Television, Inc. First Secured Loan Facility
    Variable Rate Notes, 7.50%, Due 6/30/98                                     12,000        12,060
Santa Fe Pacific Gold Corporation Senior Debentures,
    8.375%, Due 7/01/05                                                         12,000        12,420
System Energy Resources, Inc. First Mortgage
    Bonds, 11.375%, Due 9/01/16                                                  3,530         3,872
Texas New Mexico Power Company First Mortgage,
    Series T, 11.25%, Due 1/15/97                                               13,134        13,791
Time Warner, Inc. Debt Unit with Premium Call
    (Medium Term Structured Enhanced Return
    Trusts 1995, Series R-29), 6.8125%, Due 12/17/97
    (Acquired 9/12/95; Cost $5,000)(b)                                           5,000         5,005
Time Warner, Inc. Floating Rate Notes, 6.835%,
    Due 8/15/00                                                                 16,007        16,078
UCAR Global Enterprises, Inc. Floating Rate Term
    Loan, Tranche B, 8.50%, Due 11/17/02
    (Acquired 11/17/95; Cost $4,513)(b)                                          4,491         4,502
Union Bank of Norway Dual Basis Notes (Medium
    Term Structured Enhanced Return Trusts 1995,
    Series R-31) 6.95%, Due 10/25/00 (Acquired
    11/06/95; Cost $15,000)(b)                                                  15,000        15,000
Varity Corporation Senior Notes, 11.375%,
    Due 11/15/98                                                                 5,290         5,530
Viacom, Inc. Senior Notes, 7.75%, Due 6/01/05                                   27,800        29,526
Viacom International, Inc. Notes, 9.125%,
    Due 8/15/99                                                                 18,500        19,536
                                                                                             -------
TOTAL CORPORATE BONDS (COST $615,916)                                                        619,404

NON-AGENCY MORTGAGE & ASSET-BACKED
    SECURITIES  27.6%
AFC Mortgage Loan Asset Trust Variable Rate
    Certificates, Series 1994-1, Class 2, A-1, 7.9619%,
    Due 5/25/25                                                                  5,339         5,442
Bear Stearns Mortgage Securities, Inc. Mortgage
    Pass-Thru Certificates, Series 1993-12, Class 1-A,
    6.50%, Due 1/25/34                                                           1,430         1,430
California Federal Bank, A Federal Savings Bank of
    Los Angeles, Variable Rate Mortgage Pass-Thru
    Certificates, Series 1988 PAL-1, Class A, 6.96%,
    Due 2/25/18                                                                  2,421         2,415
Chase Mortgage Finance Corporation Mortgage
    Pass-Thru Certificates, Series 1990-G, Class A-Z1,
    9.50%, Due 12/25/21                                                          3,210         3,306
Collateralized Mortgage Obligation Trust Two-2,
    Class E, 9.00%, Due 6/20/17                                                  3,394         3,418
First Boston Mortgage Securities Corporation
    Variable Rate Mortgage Pass-Thru Certificates,
    Series 1994-MHC1:
    Class C, 6.9125%, Due 4/25/11                                                9,600         9,588
    Class D, 7.5125%, Due 4/25/11                                                5,200         5,187
Green Tree Securitized Net Interest Margin Trust
    Certificates:
    Series 1994-A, 6.90%, Due 2/15/04                                           $6,700        $6,728
    Series 1994-B, 7.85%, Due 7/15/04                                            6,582         6,741
    Series 1995-A, 7.25%, Due 7/15/05                                            8,889         9,014
Greenwich Capital Acceptance, Inc. Subordinated
    Mortgage Securities Trust Pass-Thru Certificates,
    Series 1994-1, Class A, 6.7725%, Due 02/28/19
    (Acquired 4/12/94; Cost $4,614) (b)                                          4,720         4,582
Greenwich Capital Acceptance, Inc. Variable Rate
    Mortgage Pass-Thru Certificates, Class A,
    7.3584%, Due 5/25/20                                                         8,563         8,445
Homart Pooled Asset Financial Trust Floating Rate
    Collateral Trust Certificates:
    Class A-3, 7.4375%, Due 12/29/01 (Acquired
    12/21/93; Cost $10,000) (b)                                                 10,000         9,988
    Class A-4, 8.1875%, Due 12/29/01 (Acquired
    2/09/95; Cost $9,988) (b)                                                   10,000         9,988
Merrill Lynch Home Equity Acceptance, Inc.
    Subordinated Variable Rate Mortgage-Backed
    Certificates, Series 1994-A, Class A-1, 6.8125%,
    Due 8/17/23                                                                 13,892        13,065
Merrill Lynch Mortgage Investors, Inc.
    Manufactured Housing Contract Senior
    Subordinated Pass-Thru Certificates, Series
    1992-E, Class B, 5.85%, Due 8/15/12                                          3,267         3,257
Merrill Lynch Mortgage Investors, Inc. Senior
    Subordinated Pass-Thru Certificates, Series
    1988-H, Class A, 9.70%, Due 6/15/08                                            558           576
Merrill Lynch Mortgage Investors, Inc. Senior
    Subordinated Variable Rate Pass-Thru Certificates:
    Series 1993-B, Class B, 7.00%, Due 11/15/17                                  4,000         3,760
    Series 1993-G, Class B, 5.40%, Due 12/15/13                                    732           726
    Series 1994-F, Class M, 7.00%, Due 3/15/24                                  14,022        12,905
    Series 1994-H, Class M, 7.00%, Due 6/15/19                                   5,000         4,602
Morgan Stanley Capital I, Inc. Collateralized
    Mortgage Obligation, Series 86-C, Class C-4,
    9.00%, Due 5/01/16                                                           1,029         1,063
Morgan Stanley Mortgage Trust Variable Rate
    Collateralized Mortgage Obligation, Series 35:
    Class 35-1, 6.625%, Due 4/20/21                                              7,498         7,594
    Class 35-2, Interest Only, 6,573.50%, Due 4/20/21                                5           725
Mortgage Capital Funding, Inc. Variable Rate
    Mortgage Pass-Thru Certificates, Series 1993-C1,
    Class A-1, 5.25%, Due 5/25/15                                                3,194         3,182
RTC Multifamily Variable Rate Mortgage
    Certificates, Series 1992-M2, Class B-1, 7.025%,
    Due 3/25/20                                                                  5,012         4,991
RTC Variable Rate Mortgage Pass-Thru
    Securities, Inc.:
    Series 1991-2, Class A, 6.425%, Due 4/25/21                                  1,136         1,141
    Series 1992-3, Class B-4, 6.745%, Due 9/25/30                               18,013        18,035
    Series 1992-6, Class B-9, 6.7975%, Due 11/25/26                              1,853         1,843
    Series 1995-1, Class B-5, 7.166%, Due 10/25/28                              25,592        25,176
    Series 1995-1, Class M-5, 7.166%, Due 10/25/28                              17,271        17,412
RTC Variable Rate Mortgage Pass-Thru Securities,
    Inc. Manufactured Housing Certificates:
    Series 1992-MH1, Class A-1, 7.00%, Due 2/15/19                                837           840
    Series 1992-MH1, Class B-2, 6.40%, Due 8/15/19
    (Acquired 4/21/95; Cost $7,217)(b)                                           7,330         7,238
    Series 1992-MH2, Class A-1, 7.00%, Due 2/15/04                               1,054         1,061
Ryan Mortgage Acceptance Corporation IX
    Collateralized Mortgage Bonds, Series 4, Class 4-Z,
    9.45%, Due 4/01/16                                                           6,137         6,148



                      See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (CONTINUED)            DECEMBER 31, 1995

                                                                             SHARES OR        VALUE
                                                                             PRINCIPAL      (NOTE 2)
                                                                              AMOUNT     (In Thousands)
-------------------------------------------------------------------------------------------------------
Ryland Acceptance Corporation IV Collateralized
    Mortgage Bonds, Series 53, Class 53-E, 10.00%,
    Due 10/25/18                                                                $3,417        $3,620
Ryland Mortgage Securities Corporation III
    Variable Rate Collateralized Mortgage Bonds,
    Series 1992-C, Class 3-A, 7.65%, Due 11/25/30                               24,985        24,930
Ryland Mortgage Securities Corporation IV
    Variable Rate Collateralized Mortgage Bonds,
    Series 2, Class 3-A, 11.9566%, Due 6/25/23                                   1,361         1,413
SML Commercial Mortgage Trust Variable Rate
    Pass-Thru Certificates, Series 1994-C1, Class A-1,
    6.9688%, Due 9/18/99                                                         4,800         4,797
Santa Barbara Savings & Loan Association
    California Real Estate Mortgage Investment
    Conduit Participation Certificates, Series 1988-A,
    Class 2, Principal Only, Due 9/01/18                                         1,634         1,331
Suncoast Collateralized Mortgage Obligation
    Trust III, Class C, 8.75%, Due 2/27/18                                       2,086         2,109
U-Haul Self-Storage Corporation Commercial
    Mortgage Asset Trust Pass-Thru Certificates,
    Series 1993-1, Class A1, 7.4625%, Due 12/01/20
    (Acquired 12/02/93; Cost $4,834) (b)                                         4,834         4,858
Western Federal Savings & Loan Association
    Marina Del Rey California Variable Rate Mortgage
    Pass-Thru Certificates, Series 1991-4, Class A,
    7.25%, Due 7/01/21                                                           7,786         7,834
                                                                                             -------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
    SECURITIES (COST $272,020)                                                               272,504

UNITED STATES GOVERNMENT AND
    AGENCY ISSUES  5.9%
FHLMC Participation Certificates:
    9.00%, Due 1/01/05                                                             629           657
    9.50%, Due 8/01/19                                                           2,517         2,694
    10.75%, Due 10/01/00                                                           114           120
    11.00%, Due 10/01/00 thru 9/01/20                                            2,219         2,459
    11.75%, Due 5/01/11 thru 6/01/11                                             2,215         2,495
    12.00%, Due 9/01/11 thru 2/01/15                                               823           930
    12.25%, Due 7/01/15                                                          1,433         1,623
    12.50%, Due 2/01/15                                                            233           265

FNMA Guaranteed Real Estate Mortgage
    Investment Conduit Pass-Thru Certificates,
    13.50%, Due 9/01/14                                                             58            68
FNMA Guaranteed Real Estate Mortgage Investment
    Conduit Variable Rate Pass-Thru Certificates:
    7.942%, Due 6/01/24                                                         24,722        25,694
    7.947%, Due 12/01/17                                                         6,204         6,401
GNMA Guaranteed Pass-Thru Certificates:
    9.50%, Due 11/15/10                                                         14,140        14,975
    13.50%, Due 6/15/10 thru 11/15/14                                              175           206
    15.00%, Due 8/15/11 thru 9/15/12                                                56            67
                                                                                            --------
TOTAL UNITED STATES GOVERNMENT AND AGENCY
    ISSUES (COST $57,787)                                                                     58,654
OPTION  0.3%
Merrill Lynch Swaption (The option to receive a
    fixed interest rate of 7.75%; exercisable at a
    strike price of 100 beginning 4/09/04 and
    expiring 4/09/25.) (Cost $1,513)                                            32,667         2,862

CASH EQUIVALENTS (a)  2.6%
COMMERCIAL PAPER  0.7%
DISCOUNTED  0.5%
Bakrie and Brothers PT, Due 1/12/96                                      3,000,000 IDR         1,308
Salomon, Inc., Due 1/02/96                                                      $4,400         4,400
                                                                                            --------
                                                                                               5,708

INTEREST BEARING, DUE UPON DEMAND  0.2%
General Mills, Inc., 5.58%                                                         432           432
Eli Lilly & Company, 5.32%                                                         400           400
Sara Lee Corporation, 5.47%                                                        519           519
Southwestern Bell Telephone Company, 5.72%                                         288           288
Wisconsin Electric Power Company, 5.53%                                             20            20
                                                                                            --------
                                                                                               1,659
                                                                                            --------
Total Commercial Paper                                                                         7,367

CORPORATE BONDS  1.7%
Lyondell Petrochemical Company Notes, 9.95%,
    Due 6/01/96                                                                  6,000         6,097
Riggs National Corportation, Washington D.C.
    Floating Rate Subordinated Capital Notes,
    5.875%, Due 9/24/96                                                          7,630         7,612
USG Corporation Senior Notes, 8.00%,
    Due 12/15/96                                                                 2,980         3,036
                                                                                            --------
Total Corporate Bonds                                                                         16,745

UNITED STATES GOVERNMENT ISSUES  0.2%
United States Treasury Bills:
    Due 1/11/96 (c)                                                                300           300
    Due 1/18/96 (c)                                                              1,000           998
    Due 2/08/96 (c)                                                                170           169
    Due 2/15/96 (c)                                                                265           264
    Due 2/29/96 (c)                                                                140           139
    Due 3/14/96 (c)                                                                105           104
                                                                                            --------
                                                                                               1,974
                                                                                            --------
Total Cash Equivalents (Cost $25,998)                                                         26,086
                                                                                            --------
TOTAL INVESTMENTS IN SECURITIES
    (COST $973,234) 99.0%                                                                    979,510
Other Assets and Liabilities, Net  1.0%                                                       10,191
                                                                                            --------
NET ASSETS 100.0%                                                                           $989,701
                                                                                            ========
FUTURES
                                                                                         UNDERLYING
                                                                                         FACE AMOUNT     UNREALIZED
                                                                          EXPIRATION      AT VALUE      DEPRECIATION
                                                                            DATE        (IN THOUSANDS)  (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------
Purchased:
400 90-Day Eurodollar                                                         3/96         $94,680         $   40
Sold:
    83   Five-Year U.S. Treasury Note                                         3/96          (9,164)           109
    528  Ten-Year U.S. Treasury Note                                          3/96         (60,506)         1,096



                      See notes to financial statements.

Forward Foreign Currency Exchange Contracts

                                                                            Value          Unrealized
                                                           Settlement       in USD        Depreciation
                                                              Date      (In Thousands)   (In Thousands)
                                                           --------------------------------------------
Sold:
3,000,000,000 IDR                                            1/12/96        $1,311            $14

                                                                                           PERCENTAGE OF
INDUSTRY DIVERSIFICATION                                                                     NET ASSETS
-------------------------------------------------------------------------------------------------------
Non-Agency Single-Family  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15.3%
Media - Radio/TV  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11.3
Leisure Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7.8
Bank - Super Regional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7.6
Yankee Corporate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7.6
Non-Agency Asset Backed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        6.8
Media - Publishing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.8
Non-Agency Manufactured Housing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.0
Metals & Mining . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3.4
FNMA      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3.2
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3.0
Bank - Money Center . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2.1
Diversified Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.8
GNMA      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.6
Electric Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.4
Energy - Alternate Source . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.2
Oil - North American Exploration & Production . . . . . . . . . . . . . . . . . . . . . .        1.2
Precious Metal/Gem/Stone  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.2
Retail - Drug Store . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.2
FHLMC     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.1
Food      . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.1
Bank - Regional . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
Insurance - Life  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
Savings & Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
Non-Agency Commercial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.9
Non-Agency Multi-Family . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.8
Retail - Food Chain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.7
Auto & Truck Parts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.6
Oil - North American Integrated . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.6
Automobile  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.5
Brokerage & Investment Management . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.5
Steel     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.5
Electric Utility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.4
Finance - Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.3
Housing Related . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.3
Natural Gas Distribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.3
Paper & Forest Products . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.3
U.S. Government . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.2
Aerospace & Defense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.1
Foreign Corporate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.1
Healthcare - Drug/Diversified . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.1
Housing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.1
Other Assets and Liabilities, Net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
                                                                                               -----
Total     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%
                                                                                               =====

                                                                                           PERCENTAGE OF
COUNTRY DIVERSIFICATION                                                                      NET ASSETS
-------------------------------------------------------------------------------------------------------
United States . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      91.2%
United Kingdom  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4.7
Norway    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.5
Finland   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
Sweden    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.5
Indonesia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        0.1
Other Assets and Liabilities, Net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1.0
                                                                                               -----
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%
                                                                                               =====

LEGEND

(a) Cash equivalents includes any security which has a maturity of less than one year.
(b)  Restricted security.
(c)  Security pledged to cover margin requirements for futures contracts.
(d) Cost for Federal income tax and financial reporting purposes is the same as amortized cost.
(e) Maturity date represents actual maturity, earliest put date, or for U.S. Government Agency Securities, the next interest adjustment date.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
IDR   Indonesian Rupiah



                       See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1995
                                                                                         (In Thousands)

                                                                            STRONG U.S. TREASURY        STRONG
                                                                                 MONEY FUND          ADVANTAGE FUND
                                                                            --------------------     --------------
INTEREST INCOME                                                                     $2,434             $67,281
EXPENSES:
    Investment Advisory Fees                                                           174               5,384
    Custodian Fees                                                                       7                 129
    Shareholder Servicing Costs                                                         94               1,419
    Reports to Shareholders                                                             48                 316
    Federal and State Registration Fees                                                 47                 235
    Professional Fees                                                                   21                  51
    Other                                                                               20                  50
                                                                                    ------            --------
    Total Expenses before Waivers and Absorptions                                      411               7,584
    Voluntary Expense Waivers and Absorptions by Advisor                               (78)                 --
                                                                                    ------            --------
    Expenses, Net                                                                      333               7,584
                                                                                    ------            --------
NET INVESTMENT INCOME                                                                2,101              59,697

REALIZED AND UNREALIZED GAIN (LOSS):
    Net Realized Gain (Loss) on:
         Investments                                                                    --               6,933
         Futures Contracts, Options and Forward Currency Contracts                      --             (12,783)
         Foreign Currencies                                                             --                   3
    Change in Unrealized Appreciation/Depreciation on:
         Investments                                                                    --              10,719
         Futures Contracts, Options and Forward Currency Contracts                      --                 (42)
                                                                                    ------            --------
NET GAIN                                                                                --               4,830
                                                                                    ------            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $2,101            $ 64,527
                                                                                    ======            ========


                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1995

                                                                         (In Thousands, Except Per Share Amounts)

                                                                        STRONG U.S. TREASURY            STRONG
                                                                            MONEY FUND              ADVANTAGE FUND
                                                                        ---------------------       --------------

ASSETS:
 Investments in Securities, at Value (Cost of $42,842 and $973,234,
    respectively)                                                          $     42,842              $   979,510
 Receivable from Brokers for Securities and
    Forward Foreign Currency Contracts Sold                                          --                    4,095
 Interest Receivable                                                                 --                   12,487
 Other Assets                                                                        16                       --
                                                                           ------------              -----------
 Total Assets                                                                    42,858                  996,092

LIABILITIES:
  Payable to Brokers for Securities and
    Forward Foreign Currency Contracts Purchased                                     --                       14
  Dividends Payable                                                                 159                    5,572
  Accrued Operating Expenses and Other Liabilities                                   39                      805
                                                                           ------------              -----------
  Total Liabilities                                                                 198                    6,391
                                                                           ------------              -----------
NET ASSETS                                                                 $     42,660              $   989,701
                                                                           ============              ===========
Capital Shares
  Authorized                                                                  3,000,000                1,000,000
  Outstanding                                                                    42,660                   98,571


NET ASSET VALUE PER SHARE                                                  $       1.00              $     10.04
                                                                           ============              ===========

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994


                                                                                          (In Thousands)

                                                                         Strong U.S. Treasury           Strong
                                                                             Money Fund             Advantage Fund
                                                                        ---------------------      ------------------
                                                                          1995        1994          1995        1994
                                                                        --------    ---------      ------     ---------
OPERATIONS:
  Net Investment Income                                                 $  2,101    $ 2,651       $ 59,697    $ 37,235
  Net Realized Loss                                                           --         --         (5,847)     (2,744)
  Change in Unrealized Appreciation/Depreciation                              --         --         10,677     (10,098)
                                                                        --------    -------       --------    --------
  Increase in Net Assets Resulting from Operations                         2,101      2,651         64,527      24,393

CAPITAL SHARE TRANSACTIONS                                               (24,867)    25,676         74,507     508,148

DISTRIBUTIONS:
  From Net Investment Income                                              (2,101)    (2,651)       (59,697)    (36,644)
  In Excess of Net Investment Income                                          --         --           (144)         --
  In Excess of Net Realized Gains                                             --         --             --        (854)
                                                                        --------    -------       --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (24,867)    25,676         79,193     495,043

NET ASSETS:
  Beginning of Year                                                       67,527     41,851        910,508     415,465
                                                                        --------    -------       --------    --------
  End of Year                                                           $ 42,660    $67,527       $989,701    $910,508
                                                                        ========    =======       ========    ========


                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1995


1.       ORGANIZATION
         The Strong U.S. Treasury Money Fund is a diversified series of the Strong Income Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Strong Advantage Fund, Inc. is a diversified, open-end management investment company registered under the Investment Company Act of 1940.

2.       SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         (A) Security Valuation -- Securities of the Strong Advantage Fund are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices where no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in the Strong U.S. Treasury Money Fund are valued at amortized cost, which approximates current value.

                 The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1995 were as follows (in thousands):

                                                   STRONG
                                               ADVANTAGE FUND
                                               --------------
                 Aggregate Cost                    $121,123
                 Aggregate Fair Value               121,023
                 Percent of Net Assets                12.2%

         (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

                 The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

         (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

         (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

         (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

         (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.       NET ASSETS
         Net assets as of December 31, 1995 were as follows (in thousands):

                                                 STRONG U.S. TREASURY      STRONG
                                                      MONEY FUND        ADVANTAGE FUND
                                                 --------------------   --------------
         Capital Stock                                  $42,660          $992,960
         Undistributed Net Realized Loss                     --            (8,276)
         Net Unrealized Appreciation                         --             5,017
                                                        -------          --------
                                                        $42,660          $989,701
                                                        =======          ========

4.       CAPITAL SHARE TRANSACTIONS
         Transactions in shares of the Funds for the years ended December 31, 1995 and December 31, 1994 were as follows (in thousands):

                                                         1995                               1994
                                               ------------------------            -----------------------
                                               SHARES           DOLLARS            SHARES          DOLLARS
                                               ------           -------            ------          -------
         STRONG U.S. TREASURY MONEY FUND
         Shares Sold                            75,716          $ 75,716           165,274       $  165,274
         Dividends Reinvested                    2,009             2,009             2,002            2,002
         Shares Redeemed                      (102,592)         (102,592)         (141,600)        (141,600)
                                              --------          --------          --------       ----------
                                               (24,867)        ($ 24,867)           25,676       $   25,676
                                              ========          ========          ========       ==========

         STRONG ADVANTAGE FUND
         Shares Sold                            79,688          $797,729           112,510       $1,132,912
         Dividends Reinvested                    5,253            52,563             3,025           30,452
         Shares Redeemed                       (77,565)         (775,785)          (65,131)        (655,216)
                                              --------          --------          --------       ----------
                                                 7,376          $ 74,507            50,404       $  508,148
                                              ========          ========          ========       ==========

5.       RELATED PARTY TRANSACTIONS
         Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of average daily net assets: Strong U.S. Treasury Money Fund .40% and Strong Advantage Fund .60%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

         Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the year ended December 31, 1995 is as follows (in thousands):

                                                                    STRONG U.S. TREASURY      STRONG
                                                                         MONEY FUND        ADVANTAGE FUND
                                                                    --------------------   --------------
         Payable to Advisor at December 31, 1995                             $5                $619
         Other Shareholder Servicing Expenses Paid to Advisor                 3                  24
         Unaffiliated Directors' Fees                                         3                  20


6.       INVESTMENT TRANSACTIONS
         The aggregate purchases and sales of long-term securities during the year ended December 31, 1995 were as follows (in thousands):

                                                                                      STRONG
                                                                                  ADVANTAGE FUND
                                                                                  --------------
         Purchases:
           U.S. Government and Agency                                                $   98,960
           Other                                                                      1,579,990

         Sales:
           U.S. Government and Agency                                                    51,067
           Other                                                                      1,539,852

7.       INCOME TAX INFORMATION
         At December 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):

                                                                                    STRONG
                                                                                ADVANTAGE FUND
                                                                                --------------
         Aggregate Investment Cost                                                 $973,236
         Aggregate Unrealized:                                                     ========
           Appreciation                                                             $10,112
           Depreciation                                                              (3,838)
                                                                                   --------
                                                                                     $6,274
                                                                                   ========
         Capital Loss Carryovers                                                     $9,519
                                                                                   ========

FINANCIAL HIGHLIGHTS
The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG U.S. TREASURY MONEY FUND

                                                            1995         1994         1993          1992         1991
                                                            ----         ----         ----          ----         ----
NET ASSET VALUE, BEGINNING OF PERIOD                      $1.00         $1.00        $1.00         $1.00         $1.00
   Net Investment Income                                   0.05          0.04         0.03          0.04          0.06
   Dividends from Net Investment Income                   (0.05)        (0.04)       (0.03)        (0.04)        (0.06)
                                                         ------       -------      -------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $1.00         $1.00        $1.00         $1.00         $1.00
                                                         ======       =======      =======      ========      ========

Total Return                                              +4.9%         +3.8%        +2.9%         +3.7%         +5.8%

Net Assets, End of Period (In Thousands)                 $42,660      $67,527      $41,851       $29,390       $20,431
Ratio of Expenses to Average Net Assets                     0.8%         0.2%         0.2%          0.3%          0.3%
Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                          0.9%         0.8%         1.0%          0.9%          1.0%
Ratio of Net Investment Income to
   Average Net Assets                                       4.8%         3.8%         2.9%          3.6%          5.4%

STRONG ADVANTAGE FUND
                                                  1995       1994       1993        1992      1991     1990     1989    1988(a)
                                                  ----       ----       ----        ----      ----     ----     ----    -------
NET ASSET VALUE, BEGINNING OF PERIOD             $9.98      $10.19     $10.01       $9.90     $9.67    $9.87   $10.00    $9.99
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.67        0.55       0.59        0.70      0.76     0.83     1.03     0.09
  Net Realized and Unrealized Gains
   (Losses) on Investments                        0.06       (0.19)      0.18        0.11      0.23    (0.20)   (0.13)    0.01
                                              --------    --------   --------    --------  -------- --------  -------   ------
TOTAL FROM INVESTMENT OPERATIONS                  0.73        0.36       0.77        0.81      0.99     0.63     0.90     0.10
LESS DISTRIBUTIONS
  From Net Investment Income                     (0.67)      (0.55)     (0.59)      (0.70)    (0.76)   (0.83)   (1.03)   (0.09)
  In Excess of Net Realized Gains                   --       (0.02)        --          --        --       --       --       --
                                              --------    --------   --------    --------  -------- --------  -------   ------
TOTAL DISTRIBUTIONS                              (0.67)      (0.57)     (0.59)      (0.70)    (0.76)   (0.83)   (1.03)   (0.09)
                                              --------    --------   --------    --------  -------- --------  -------   ------
NET ASSET VALUE, END OF PERIOD                  $10.04       $9.98     $10.19      $10.01     $9.90    $9.67    $9.87   $10.00
                                              ========    ========   ========    ========  ======== ========  =======   ======
Total Return                                     +7.5%       +3.6%      +7.9%       +8.4%    +10.6%    +6.6%    +9.4%     1.0%
Net Assets, End of Period
  (In Thousands)                              $989,701    $910,508   $415,465    $272,348  $143,215 $119,189 $142,807   $7,544
Ratio of Expenses to Average Net Assets            0.8%       0.8%       0.9%        1.0%      1.2%     1.2%     1.1%     1.1%*
Ratio of Expenses to Average Net Assets
  Without Waivers                                  0.8%       0.8%       0.9%        1.0%      1.2%     1.2%     1.2%     1.7%*
Ratio of Net Investment Income
  to Average Net Assets                            6.6%       5.6%       5.8%        7.0%      7.8%     8.5%    10.0%    11.1%*
Portfolio Turnover Rate                          183.7%     221.0%     304.8%      316.1%    503.0%   274.1%   211.3%    22.9%

  *     Calculated on an annualized basis.
(a) Inception date is November 25, 1988 for Strong Advantage Fund. Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Strong U.S. Treasury Money Fund and Strong Advantage Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Strong U.S. Treasury Money Fund (one of the portfolios constituting the Strong Income Funds, Inc.) and Strong Advantage Fund, Inc., including the schedules of investments in securities, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsiblity of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong U.S. Treasury Money Fund and Strong Advantage Fund, Inc. as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
January 25, 1996

                             SHAREHOLDER PRIVILEGES*

                             [STRONG FUNDS LOGO]

TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.


                             [STRONG FUNDS LOGO]

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


   FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.


                *Each Fund reserves the right to terminate
                      or modify any of these privileges.

                                                                  Bulk Rate
                                                                U.S. Postage
                                                                    PAID
                                                                 Mailed from
                                                                Zip Code 94545
                                                                Permit No. 23


                    For Literature and information Requests:
                              Call 1-800-368-1030.

            To Discuss an existing Account or Conduct a transaction.
                              Call 1-800-368-3863.

               For a prospectus containing complete information,
              including management fees and expenses, please call
                1-800-368-1030. Please read it carefully before
              investing or sending money. This annual report does
                not constitute an offer for sale of securities.
             Strong Funds are offered for sale by prospectus only.

                             [STRONG FUNDS LOGO]

                       STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                          Milwaukee, Wisconsin  53201